SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   _________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 27, 1998


                               IMPAC GROUP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      333-48821                 23-2923682
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)




                             1950 NORTH RUBY STREET
                          MELROSE PARK, ILLINOIS 60160
                     Address of principal executive offices


       Registrant's telephone number, including area code: (708) 344-9100

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On September 11, 1998, IMPAC Group, Inc. (the "Company") consummated the acquisition of a majority of the outstanding capital stock (the "Tinsley Acquisition") of Tinsley Robor plc, a United Kingdom public limited company ("Tinsley"). Additional information regarding the Tinsley Acquisition, including historical financial statements for Tinsley and pro forma financial statements giving effect to the Tinsley Acquisition, is contained in the Company's Registration Statement on Form S-4 (file no. 333-48821) under the Securities Act of 1933.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMPAC GROUP, INC.


Dated:  October 27, 1998               By:   /s/ David C. Underwood
                                          -------------------------------
                                          David C. Underwood
                                          Chief Financial Officer